UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2011
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33402 (Commission File Number)	72-1252405 (I.R.S. Employer Identification No.)
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 780-9926
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     The information included in Item 7.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.02.
     In accordance with General Instruction B.2. of Form 8-K, the information incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.
     On March 1, 2011, Trico Marine Services, Inc. (“Trico Marine Services”) issued a press release that announced that Trico Marine Services’ subsidiaries Trico Supply AS (“Trico Supply”) and Trico Shipping AS (“Trico Shipping” and, together with Trico Supply, the “Company”) had launched an exchange offer (the “Exchange Offer”) to implement a financial restructuring plan pursuant to an amended restructuring support agreement with a group of noteholders who together hold approximately 83% of the aggregate principal amount of Trico Shipping’s outstanding 11⅞% senior secured notes due 2014.
     In a confidential offering circular relating to the Exchange Offer, the Company disclosed previously undisclosed information, including financial information for the three- and nine-month periods ended September 30, 2010, management’s discussion and analysis of financial condition and results of operations for the three- and nine-month periods ended September 30, 2010 and risk factors relating to the Company’s business and industry, copies of which are furnished herewith as Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, respectively. References therein to the “Company”, “we”, “us”, “our” or the “Trico Supply Group” refer to Trico Supply and its direct and indirect subsidiaries on a consolidated basis.
     The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 of Item 9.01, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 8.01.	Other Events.
     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Company, dated March 1, 2011 announcing that the commenced the Exchange Offer.

Item 9.01	Financial Statements and Exhibits.
See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Exhibit Number	Description

99.1	Press release announcing Exchange Offer, dated March 1, 2011.

99.2	Trico Supply Group’s Quarterly Unaudited Condensed Financial Information for the Three- and Nine-Month Periods Ended September 30, 2010.

99.3	Trico Supply Group Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three- and Nine-Month Periods Ended September 30, 2010.

99.4	Trico Supply Group Risk Factors.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Certain statements and information in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on Trico Marine Services’ current expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting Trico Marine Services will be those that it anticipates. Trico Marine Services’ forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: (i) Trico Marine Services’ and its subsidiaries’ ability to continue as a going concern; (ii) the ability of Trico Marine Services and its subsidiaries to obtain and maintain normal terms with vendors and service providers; (iii) Trico Marine Services’ ability to maintain contracts that are critical to its operations; (iv) the potential adverse impact of Trico Marine Services’ voluntary reorganization under Chapter 11 of Title 11 of the United States Code on its liquidity or results of operations; (v) the ability of Trico Marine Services to attract, motivate and/or retain key executives and employees; and (vi) other risks and factors regarding Trico Marine Services and its industry identified from time to time in Trico Marine Services’ reports filed with the Securities and Exchange Commission.
     Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. Trico Marine Services undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 2, 2011

TRICO MARINE SERVICES, INC.
By:	/s/ Brett Cenkus
	Name:	Brett Cenkus
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release announcing private exchange offer, dated March 1, 2011.

99.2	Trico Supply Group’s Quarterly Unaudited Condensed Financial Information for the Three- and Nine-Month Periods Ended September 30, 2010.

99.3	Trico Supply Group Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three- and Nine-Month Periods Ended September 30, 2010.

99.4	Trico Supply Group Risk Factors.